UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
_______________________________________
FORM 8-K
 ________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 19, 2023
  ________________________________________

Masonite International Corporation
(Exact name of registrant as specified in its charter)
  ________________________________________

British Columbia, Canada	001-11796	98-0377314
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2771 Rutherford Road
Concord, Ontario L4K 2N6 Canada
(Address of principal executive offices)

(800) 895-2723
(Registrant’s telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report)
 ________________________________________

Securities registered pursuant to Section 12(b) of the Act:
Common Stock (no par value)	DOOR	New York Stock Exchange
(Title of class)	(Trading symbol)	(Name of exchange on which registered)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01	Entry into a Definitive Material Agreement.
Securities Purchase Agreement
On October 19, 2023 (the “Transaction Date”), Masonite Corporation, a Delaware corporation (“Buyer”) and wholly owned subsidiary of Masonite International Corporation, a British Columbia corporation (“Masonite”), entered into a Securities Purchase Agreement (the “SPA”) with Fleetwood Aluminum Products, Inc., a California corporation (“HoldCo”), Fleetwood Aluminum Products, LLC, a Delaware limited liability company and a wholly owned subsidiary of HoldCo (“Fleetwood”), the sellers listed on Schedule I of the SPA (collectively, the “Sellers” and, together with HoldCo, the “Selling Parties”) and Gary Gumbleton, as the Sellers’ representative, pursuant to which Buyer acquired all of the rights, title and interest in and to all of the issued and outstanding limited liability company interests of Fleetwood (the “Acquisition”) as of the Transaction Date. Fleetwood is a leading designer and manufacturer of premium, aluminum-framed glass door and window solutions.
Consideration
The total cash consideration paid by Buyer to Holdco in connection with the Acquisition was $285 million (the “Base Purchase Price”), subject to customary adjustments for cash, indebtedness, transaction expenses, and working capital. The Buyer held back approximately $26 million from the Base Purchase Price to secure the obligations of Sellers to Buyer with respect to any purchase price adjustment and indemnification claims. The total consideration paid by Buyer was funded with a combination of cash on hand and borrowings under Masonite’s asset-based revolving credit facility.
Representations, Warranties and Covenants
The SPA contains customary representations, warranties, covenants and indemnification provisions. Each Selling Party is subject to non-compete and non-solicitation obligations for a period of three years following the Transaction Date.
The description of the SPA set forth under this Item 1.01 does not purport to be complete and is qualified in its entirety by reference to the full text of the SPA, which is attached hereto as Exhibit 2.1 and incorporated herein by reference. The SPA has been included to provide Masonite’s shareholders with information regarding its terms. It is not intended to provide any other information about Masonite, Buyer, Fleetwood or the Selling Parties or their respective subsidiaries and affiliates. The SPA contains representations and warranties by each of Masonite, Buyer, Fleetwood and the Selling Parties. These representations and warranties were made solely for the benefit of the parties to the SPA and (i) may have been used for purposes of allocating risk between the respective parties rather than establishing matters as facts, (ii) may have been qualified in the SPA by confidential disclosure schedules that were delivered to the other party in connection with the signing of the SPA, which disclosure schedules may contain information that modifies, qualifies and creates exceptions to the representations, warranties and covenants set forth in the SPA, (iii) may be subject to a contractual standard of materiality applicable to the parties that differs from what a stockholder may view as material, and (iv) may have been made only as of the date of the SPA or as of another date or dates as may be specified in the SPA, and information concerning the subject matter of the representations and warranties may change after the date of the SPA, which subsequent information may or may not be fully reflected in Masonite’s public disclosures, if at all. Accordingly, stockholders should not rely upon the representations and warranties contained in the SPA or any descriptions thereof as characterizations of the actual state of facts or condition of Masonite, Buyer, Fleetwood or the Selling Parties or their respective subsidiaries and affiliates.

Item 7.01	Regulation FD Disclosure.
On October 19, 2023, Masonite issued a press release relating to the Acquisition. The press release is furnished as Exhibit 99.1 to this Form 8-K.
The information and exhibit provided pursuant to this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section 18, and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such a filing.

Forward Looking Statements
This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the federal securities laws, including statements about the future cash consideration payable related to the Acquisition and the post-closing purchase price adjustments and indemnities related to the Acquisition. When used in this Current Report on Form 8-K, such forward-looking statements may be identified by the use of such words as “may,” “might,” “could,” “will,” “would,” “should,” “expect,” “believes,” “outlook,” “predict,” “forecast,” “objective,” “remain,” “anticipate,” “estimate,” “potential,” “continue,” “plan,” “project,” “targeting,” or the negative of these terms or other similar terminology.
Forward-looking statements involve significant known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of Masonite, or industry results, to be materially different from any future plans, goals, targets, objectives, results, performance or achievements expressed or implied by such forward-looking statements. As a result, such forward-looking statements should not be read as guarantees of future performance or results, should not be unduly relied upon, and will not necessarily be accurate indications of whether or not such results will be achieved. Factors that could cause actual results to differ materially from the results discussed in the forward-looking statements include, but are not limited to, downward trends in our end markets and in economic conditions; reduced levels of residential new construction; residential repair, renovation and remodeling; and non-residential building construction activity due to increases in mortgage rates, changes in mortgage interest deductions and related tax changes and reduced availability of financing; competition; the continued success of, and our ability to maintain relationships with, certain key customers in light of customer concentration and consolidation; our ability to accurately anticipate demand for our products; impacts on our business including seasonality, weather and climate change; our ability to successfully consummate and integrate acquisitions and to effectuate dispositions; changes in prices of raw materials and fuel; tariffs and evolving trade policy and friction between the United States and other countries, including China, and the impact of anti-dumping and countervailing duties; increases in labor costs, the availability of labor, or labor relations (i.e., disruptions, strikes or work stoppages); our ability to manage our operations including potential disruptions, manufacturing realignments (including related restructuring charges) and customer credit risk; product liability claims and product recalls; our ability to generate sufficient cash flows to fund our capital expenditure requirements and to meet our debt service obligations, including our obligations under our senior notes, our term loan credit agreement (the "Term Loan Facility") and our asset-based revolving credit facility (the "ABL Facility"); limitations on operating our business as a result of covenant restrictions under our existing and future indebtedness, including our senior notes, the Term Loan Facility and the ABL Facility; fluctuating foreign exchange and interest rates; the continuous operation of our information technology and enterprise resource planning systems and management of potential cyber security threats and attacks and data privacy requirements; political, economic and other risks that arise from operating a multinational business; retention of key management personnel; environmental and other government regulations, including the United States Foreign Corrupt Practices Act, and any changes in such regulations; the scale and scope of public health issues and their impact on our operations, customer demand and supply chain; and our ability to replace our expiring patents and to innovate and keep pace with technological developments. For a more detailed discussion of these factors, see the information under the captions “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Forward Looking Statements” in our most recent annual report on Form 10-K filed with the SEC on February 24, 2022, in each case as updated by our subsequent filings with the SEC. Masonite undertakes no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

2.1	Securities Purchase Agreement, dated as of October 19, 2023, by and among Buyer, Fleetwood, the Selling Parties and the Sellers’ Representative
99.1	Press release issued by Masonite International Corporation on October 19, 2023
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

* Schedules and certain exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant hereby agrees to supplementally furnish to the SEC upon request.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MASONITE INTERNATIONAL CORPORATION

Date:	October 19, 2023	By:	/s/ James C. Pelletier
		Name:	James C. Pelletier
		Title:	Senior Vice President, General Counsel and Corporate Secretary

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